EXHIBIT 10.12A

INSIGHT MIDWEST, L.P.

and

INSIGHT CAPITAL, INC.

as Issuers

and

THE BANK OF NEW YORK

As successor trustee to

HARRIS TRUST COMPANY OF NEW YORK

FIRST SUPPLEMENTAL INDENTURE

Dated as of January 14, 2004

(Supplemental to Indenture Dated as of October 1, 1999)

Series A and Series B

9 3/4% Senior Notes Due 2009

FIRST SUPPLEMENTAL INDENTURE dated as of January 14, 2004 among Insight Midwest, L.P., a Delaware limited partnership (the “Company”), Insight Capital, Inc., a Delaware corporation (“Insight Capital” and together with the Company, the “Issuers”), and The Bank of New York, a New York banking corporation, as successor trustee (the “Trustee”) to Harris Trust Company of New York.

WHEREAS, the Issuers executed and delivered an Indenture dated as of October 1, 1999, as may be amended or supplemented from time to time, (hereinafter called the “Original Indenture”) between the Issuers and the Trustee, as trustee, providing for the issue of their Series A and Series B 9 3/4% Senior Notes due 2009; and

WHEREAS, Section 9.01 of the Original Indenture provides that the Original Indenture may be amended by the Issuers and the Trustee without the consent of any Holder of a Note to cure any ambiguity, defect or inconsistency or to make any change that does not adversely affect the legal rights thereunder of any Holder of the Note; and

WHEREAS, the Issuers have determined that the definition of “Consolidated Cash Flow”, the definition of “Consolidated Net Income” and Section 4.09 should be amended as set forth below in reliance upon Sections 9.01(a) and (d) of the Original Indenture and pursuant to an Officer’s Certificate have directed the Trustee to enter into this First Supplemental Indenture; and

WHEREAS, all conditions and requirements necessary to make this First Supplemental Indenture a valid and binding instrument in accordance with its terms and the terms of the Original Indenture have been satisfied, including, without limitation, the delivery to the Trustee of an Opinion of Counsel.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Issuers and the Trustee hereby covenant and agree as follows:

SECTION 1. Defined Terms. For all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, all capitalized terms defined herein and in the Original Indenture shall have the meanings assigned to them herein. All capitalized terms not defined herein shall have the meanings assigned to them in the Original Indenture. Unless otherwise expressly specified, all references to a “Section” herein refer to a section of this First Supplemental Indenture.

SECTION 2. Amendment Of Section 1.01 Of Original Indenture. The definition of “Consolidated Cash Flow” included in Section 1.01 of the Original Indenture is hereby amended to delete the words “agreement, instrument” contained in the penultimate line thereof. The definition of “Consolidated Net Income” included in Section 1.01 of the Original Indenture is hereby amended to delete the words “agreement, instrument” contained in clause (2) thereof.

SECTION 3. Amendment Of Section 4.09 Of The Original Indenture. The first sentence of the last paragraph of Section 4.09 of the Original Indenture is hereby amended by inserting the phrase “on the date of its incurrence or later reclassify all or a portion of such item of Indebtedness” immediately after the phrase “classify such item of Indebtedness”.

SECTION 4. Amendment Of Original Indenture. This First Supplemental Indenture shall form a part of the Original Indenture for all purposes relating to the Notes and every holder of the Notes heretofore or thereafter authenticated under the Original Indenture as supplemented hereby, shall be bound hereby. The Original Indenture as supplemented by this First Supplemental Indenture is hereby in all respects ratified and confirmed.

SECTION 5. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

SECTION 6. Trustee Makes No Representations. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture. The statements and recitals herein are deemed to be those of the Issuers and not of the Trustee.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the day and year first written above

INSIGHT MIDWEST, L.P.

By its General Partner,

INSIGHT COMMUNICATIONS COMPANY, L.P.

By it General Partner,

INSIGHT COMMUNICATIONS COMPANY, INC.

By	/s/ Elliot Brecher
Name: Elliot Brecher
Title: Senior Vice President & General Counsel

INSIGHT CAPITAL, INC.

By:	/s/ Elliot Brecher
Name: Elliot Brecher
Title: Senior Vice President & General Counsel

THE BANK OF NEW YORK as Trustee

By:	/s/ Marie E. Trimboli
Name: Marie E. Trimboli
Title: Assistant Vice President